Exhibit 99.1

HUB Cyber Security (Israel) Limited, Developer of Confidential Computing Solutions for Enterprises & Governments, to Become Publicly Traded on Nasdaq Through Business Combination with Mount Rainier Acquisition Corp.

●	HUB Cyber Security (Israel) Limited (“HUB”), founded by veterans of elite Israeli intelligence units (8200, 81, MOD, C4I-IDF), is disrupting cybersecurity with its proprietary Confidential Computing hardware and the related services it provides to enterprises and governments
●	The business combination implies an enterprise value of approximately $1.28 billion, representing a pro forma equity value to legacy HUB equity holders of approximately $1.2 billion including the vested and unvested HUB options, and a pro forma equity value to legacy HUB shareholders of approximately $926 million excluding the vested and unvested HUB options
●	The business combination will provide Hub with up to approximately $198 million in additional cash, assuming no redemptions by Mount Rainier’s public stockholders
●	HUB entered into Subscription Agreements with Israeli and American institutional and existing investors for gross proceeds of approximately $50 million through a private placement, representing sufficient capital to meet the minimum cash required to close the proposed transaction and to fund HUB’s business plan and acquisitions
●	Current HUB shareholders will retain 100% of their equity and will continue to own approximately 81.3% of the combined company on a pro forma basis, assuming no redemptions by Mount Rainier’s stockholders
●	Founder & CEO Eyal Moshe will continue to own approximately 5.7% of the combined company on a pro forma basis, assuming no redemptions by Mount Rainier’s public stockholders

TEL-AVIV & NEW YORK, March 23, 2022 -- HUB Cyber Security (Israel) Limited (TASE:HUB.TA), a Tel-Aviv based developer of Confidential Computing cybersecurity solutions and services (“HUB” or the “Company”), and Mount Rainier Acquisition Corp. (NASDAQ: RNER), a U.S. publicly traded special purpose acquisition company (“RNER”), today announced that they have entered into a definitive business combination agreement. Upon closing of the proposed transaction, the combined company (the “Combined Company”) will operate under the name “Hub Security” and is expected to be listed on Nasdaq under the new ticker symbol “HUBC.”

HUB develops and markets Confidential Computing solutions and services that aim to disrupt cybersecurity for enterprises and governments worldwide. HUB’s proprietary hardware solutions enable the protection of sensitive IT data through a computer’s RAM memory or processor, creating a Trusted Execution Environment (TEE). HUB provides a holistic cyber defense of end-to-end data protection across all phases of the data lifecycle and offers next-generation encryption solutions, including advanced quantum computing defense. The Company has received FIPS 140-2 Level 3 to meet stringent U.S. security standards and the highest level of security for cryptographic modules.

HUB operates in a rapidly growing Confidential Computing market that is expected to reach $54 billion by 2026 at a CAGR of 95%-100%, according to Confidential Computing Research 2021, published by Everest Group Inc.

HUB’s solutions and services are delivered to enterprises including, but not limited to, insurance companies, commercial banks, payment companies, telecom operators, and governmental entities primarily through long-term contracts.

HUB’s Founder and Chief Executive Officer, Eyal Moshe, and the current management team will continue to lead the Combined Company.

Moshe said, “We have a wide range of game-changing cybersecurity hardware technology and services for better global cyber defense. The U.S. is our prime target market for growth and we seek to expand our U.S. operations significantly via this business combination. We are passionate and excited about this opportunity to become publicly listed in the U.S. on Nasdaq and to continue our growth and global expansion.”

Matthew Kearney, Chairman and CEO of RNER, said, “Our mission is to find a high quality, well led, technology backed business whose high growth potential would be accelerated by merger with our company. HUB meets all these criteria and we are delighted to be able to recommend this business combination to our stockholders. We look forward to working with Eyal and the HUB team through a successful listing.”

Transaction Overview

The Combined Company will have an estimated pro forma enterprise valuation of approximately $1.28 billion. Cash proceeds from the proposed transaction are expected to consist of up to approximately $176 million of cash held in RNER’s trust (before any redemptions by RNER’s public stockholders and the payment of certain expenses) and approximately $50 million attributed to the PIPE investment anchored by Israeli and American institutional and existing investors. Proceeds from the PIPE are expected to satisfy the minimum cash closing condition and will be used as working capital to support continued growth and to fund acquisitions.

Hub shareholders will retain 100% of their existing equity holdings and are expected to own approximately 81.3% of the Combined Company on a non-fully diluted basis immediately following the closing of the proposed transaction, assuming no redemptions by RNER’s public stockholders. Founder & CEO Eyal Moshe will continue to own approximately 5.7% of the combined company on a pro forma basis, assuming no redemptions by RNER’s public stockholders.

The board of directors of each of RNER and HUB approved the proposed transaction. The proposed transaction will require the approval of the stockholders of RNER and HUB, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, and the satisfaction of other customary closing conditions. The proposed transaction is expected to close in the third quarter of 2022.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be available in a Form 8-K to be filed with the SEC by RNER at www.sec.gov.

Advisors

A-Labs Advisory & Finance Ltd. (“ALabs”) and Oppenheimer & Co. Inc. are serving as financial advisors to HUB, and ALabs is serving as sole placement agent for the PIPE. Latham & Watkins LLP and Pearl Cohen Zedek Latzer Baratz are serving as legal advisors to HUB. A.G.P./Alliance Global Partners is serving as the exclusive financial advisor to RNER. Loeb & Loeb LLP and Sullivan & Worcester LLP (Tel Aviv) are serving as legal advisors to RNER.

About HUB Cyber Security (Israel) Limited

HUB Cyber Security (Israel) Limited (“HUB”) was established in 2017 by veterans of the 8200 and 81 elite intelligence units of the Israeli Defense Forces. The company specializes in unique Cyber Security solutions protecting sensitive commercial and government information. The company debuted an advanced encrypted computing solution aimed at preventing hostile intrusions at the hardware level while introducing a novel set of data theft prevention solutions. HUB operates in over 30 countries and provides innovative cybersecurity computing appliances as well as a wide range of cybersecurity services worldwide.

About Mount Rainier Acquisition Corp.

Mount Rainier Acquisition Corp. is a blank check company sponsored by DC Rainier SPV LLC, a Delaware limited liability company managed by Dominion Capital LLC, whose business purpose is to effect a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or HUB’s or RNER’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “would”, “seem”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “future”, “predict”, “potential,” “forecast” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by HUB and its management, and RNER and its management, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of HUB or RNER. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) expectations regarding HUB’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and HUB’s ability to invest in growth initiatives and pursue acquisition opportunities; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed transaction; (iii) the outcome of any legal proceedings that may be instituted against RNER, HUB, the Combined Company or others following the announcement of the proposed transaction and any definitive agreements with respect thereto; (iv) the inability to complete the proposed transaction due to, among other things, the failure to obtain approval of the stockholders of RNER or HUB, to obtain certain governmental and regulatory approvals or to satisfy other conditions to closing, including delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed transaction; (v) the inability to obtain the financing necessary to consummate the proposed transaction; (vi) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (vii) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (viii) the risk that the announcement and consummation of the proposed transaction disrupts HUB’s current plans and operations; (ix) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) costs related to the proposed transaction; (xii) the amount of any redemptions by existing holders of RNER’s common stock being greater than expected; (xiii) limited liquidity and trading of RNER’s and HUB’s securities; (xiv) geopolitical risk, including military action and related sanctions, and changes in applicable laws or regulations; (xv) geopolitical risk, including military action and related sanctions, and changes in applicable laws or regulations; (xvi) the possibility that RNER, HUB or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (xvii) inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for HUB; and (xviii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in RNER’s final prospectus relating to its initial public offering dated October 4, 2021.

Forward-looking statements speak only as of the date they are made. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither HUB nor RNER undertakes any duty to update these forward-looking statements.

Additional Information About the Transaction and Where to Find It

In connection with the proposed transaction, HUB intends to file with the SEC a registration statement on Form F-4 containing a proxy statement/prospectus, and after the registration statement is declared effective by the SEC, RNER will mail a definitive proxy statement/prospectus relating to the proposed business combination to its stockholders. This press release does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. This press release is not a substitute for any registration statement or for any other document that HUB or RNER may file with the SEC in connection with the proposed transaction. Investors and security holders are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed transaction, as these materials will contain important information about HUB, RNER and the proposed transaction.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed transaction will be mailed to stockholders of RNER as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, through the website maintained by the SEC at www.sec.gov, or by directing a request to: Mount Rainier Acquisition Corp., 256 W. 38th Street, 15th Floor, New York, NY 10018, Attention: Matthew Kearney. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Participants in the Solicitation

HUB and RNER and their respective directors and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies from RNER’s stockholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in RNER is contained in RNER’s final prospectus relating to its initial public offering dated October 4, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Mount Rainier Acquisition Corp., 256 W. 38th Street, 15th Floor, New York, NY 10018, Attention: Matthew Kearney. . Additional information regarding the names and interests will be set forth in the proxy statement/prospectus for the proposed transaction when available. HUB and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of RNER in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be set forth in the proxy statement/prospectus filed as part of the registration statement on Form F-4 for the proposed transaction, which is expected to be filed by HUB with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Contacts

HUB Cyber Security (Israel) Limited

Dotan Moshe

Chief Operating Officer

dotan.moshe@hubsecurity.io

Mount Rainier Acquisition Corp.

Matthew Kearney

Chairman

matthewk@rainieracquisitioncorp.com